Summary of Significant Accounting Policies (Policy)	6 Months Ended	11 Months Ended
	Oct. 31, 2015	Apr. 30, 2015
Summary of Significant Accounting Policies [Abstract]
Adoption of New Accounting Pronouncements

Adoption of New Accounting Pronouncements

On June 1, 2014, we adopted the FASB guidance on the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss or a tax credit carryforward exists. This guidance requires an entity to present an unrecognized tax benefit as a reduction of a deferred tax asset for a net operating loss carryforward, or similar tax loss or tax credit carryforward, rather than as a liability when the uncertain tax position would reduce the net operating loss or other carryforward under the tax law of the applicable jurisdiction and the entity intends to use the deferred tax asset for that purpose. The adoption of this guidance resulted in an $18.1 million reduction of our long-term deferred tax assets with a corresponding reduction in our other long-term liabilities. The adoption of this guidance did not have a material impact on our results of operations or cash flows.

On June 1, 2014, we adopted the FASB amended guidance on foreign currency matters relating to the releasing of cumulative translation adjustments to net income when an entity ceases to have a controlling financial interest in a subsidiary or business within a foreign entity. According to this guidance, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided, or if a controlling financial interest is no longer held. The adoption of this guidance did not have a material impact on our financial position, results of operations or cash flows.

On April 30, 2015, we early adopted the FASB guidance related to simplifying the presentation of debt issuance costs on our Consolidated Balance Sheets.  This guidance required a change in the presentation of the debt issuance costs related to our term loans and senior notes from an asset to a direct deduction from the carrying amount of the related debt liability, consistent with the presentation of debt discounts.  This guidance was related to presentation only and did not impact our recognition or measurement of the applicable debt issuance costs. We have applied this guidance retrospectively to all periods presented. The adoption of this guidance did not have an impact on our results of operations or cash flows.

The following table reflects the impact that adoption of the FASB guidance on debt issuance costs had on our Consolidated Balance Sheet as of May 31, 2014:

		Adjustments
	As Originally	Related to Debt
(in millions)	Reported	Issuance Costs (1)	As Adjusted
Other assets	$31.5	$3.8	$35.3
Deferred financing fees, net	$125.0	$(125.0)	$-
Long-term debt, net	$5,339.6	$(121.2)	$5,218.4

(1) Amount in other assets is deferred finance fees, net of amortization, related to our revolving credit facility.

Recent Accounting Pronouncements-Not Yet Adopted

Recent Accounting Pronouncements — Not Yet Adopted

In May 2014, the FASB issued guidance on the principles for revenue recognition.  This guidance is a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance.  The new rules establish a core principle that requires the recognition of revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to receive in exchange for those goods or services. This guidance was to be effective for annual reporting periods beginning after December 15, 2016 (our fiscal 2018) and early adoption was not permitted. In August 2015, the FASB deferred the effective date by one year, to December 15, 2017, for annual reporting periods beginning after that date (our fiscal 2019).  The FASB also decided to allow early adoption of the standard, but not before the original effective date of December 15, 2016.  Initial adoption may be accounted for either retrospectively to each prior reporting period presented, or retrospectively with the cumulative effect of the initial application recognized at the date of adoption. We are currently evaluating how this guidance will affect our revenue recognition, which transition approach we will use upon adoption, and the impact it may have on our financial position, results of operations or cash flows.

In September 2015, the FASB issued updated guidance simplifying the accounting for measurement-period adjustments relating to business combinations. This guidance requires that an acquirer recognize post-close measurement adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. Prior to the issuance of the standard, entities were required to retrospectively apply adjustments made to provisional amounts recognized in a business combination. The updated guidance is to be applied prospectively effective for annual and interim periods beginning after December 15, 2015 (our fourth quarter of fiscal 2016), and early adoption is permitted.  We are currently evaluating how this guidance will affect our accounting for business combinations.

As of the date of this Quarterly Report, there were no other recent accounting standard updates that we have not yet adopted that we believe would have a material impact on our financial position, results of operations or cash flows

Recent Accounting Pronouncements—Not Yet Adopted

In May 2014, the FASB issued guidance on the principles for revenue recognition.  This guidance is a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance.  The new rules establish a core principle that requires the recognition of revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to receive in exchange for those goods or services. This guidance was to be effective for annual reporting periods beginning after December 15, 2016 (our fiscal 2018) and early adoption was not permitted. On April 1, 2015, the FASB proposed deferring the effective date by one year to December 15, 2017, for annual reporting periods beginning after that date (our fiscal 2019). The FASB also proposed permitting early adoption of the standard, but not before the original effective date of December 15, 2016. Initial adoption may be accounted for either retrospectively to each prior reporting period presented, or retrospectively with the cumulative effect of initial application recognized at the date of adoption. We are currently evaluating how this guidance will affect our revenue recognition, which transition approach we will use upon adoption and the impact it may have on our financial position, results of operations or cash flows.

As of the date of this annual transition report, there were no other recent accounting standards updates that we have not yet adopted that we believe would have a material impact on our financial position, results of operations or cash flows.

Revenue Recognition

Revenue Recognition

We generate revenues primarily by licensing software and Software-as-a-Service (SaaS) subscriptions, providing software support and product updates, and providing consulting services to our customers. We record all revenues in accordance with the guidance provided by ASC 985-605, Software—Revenue Recognition, and ASC 605, Revenue Recognition. Revenue is recorded net of applicable taxes.

Our software license fees and subscriptions revenues are primarily from sales of perpetual software licenses granting customers use of our software products and access to software products through our SaaS subscription offerings. Software license fees are recognized when the following criteria are met: 1) there is persuasive evidence of an arrangement, 2) the software product has been delivered, 3) the fees are fixed or determinable, and 4) collectability is reasonably assured. SaaS subscription revenues are recognized over the contract term once the software is made available through our SaaS offerings. SaaS subscription revenues are included in software license fees and subscriptions revenues in our Condensed Consolidated Statements of Operations and were approximately $53.5 million and $26.8 million in the second quarter of fiscal 2016 and 2015, respectively, and $93.0 million and $52.9 million in the first six months of fiscal 2016 and 2015, respectively.

Our product updates and support services entitle our customers to receive, for an agreed upon period, unspecified product upgrades (when and if available), release updates, regulatory updates and patches, as well as support services including access to technical information and technical support staff. The term of product updates and support services is typically twelve months. The product updates and support fees are recorded as product updates and support fees revenue in our Condensed Consolidated Statements of Operations and recognized ratably over the term of the agreement.

We also provide software-related services, including systems implementation and integration services, consulting, training, custom modification and application managed services. Consulting services are generally provided under time and materials contracts.  Revenues are recognized as the services are provided and are recorded as consulting services and other fees revenue in our Condensed Consolidated Statements of Operations. Consulting services and other fees also include revenues related to education, hosting services and Inforum, our customer event.

Revenue Recognition

We generate revenues primarily by licensing software and SaaS subscriptions, providing software support and product updates, and providing consulting services to our customers. We record all revenues in accordance with the guidance provided by ASC 985-605, Software—Revenue Recognition, ASC 605, Revenue Recognition. Revenue is recorded net of applicable taxes. Our specific revenue recognition policies are as follows:

Software license fees and subscriptions

Software license fees and subscriptions revenues are primarily from sales of perpetual software licenses granting customers use of our software products and access to software products through our SaaS subscription offerings. Software license fees are recognized when the following criteria are met: 1) there is persuasive evidence of an arrangement, 2) the software product has been delivered, 3) the fees are fixed or determinable, and 4) collectability is reasonably assured. SaaS subscription revenues are recognized over the contract term once the software is made available through our SaaS offerings. SaaS subscription revenues are included in software license fees and subscriptions revenues in our Consolidated Statements of Operations and were approximately $107.1 million, $74.9 million and $47.8 million in fiscal 2015, 2014 and 2013, respectively.

We do not generally offer rights of return or acceptance clauses. If a software license contains rights of return or customer acceptance criteria, recognition of the software license fee revenue is deferred until the earlier of customer acceptance or the expiration of the acceptance period or cancellation of the right of return.

We record revenues from sales of third-party products on a “gross” basis pursuant to ASC 605-45 Revenue Recognition, Principal Agent Considerations when we 1) have obtained persuasive evidence of an arrangement, 2) have taken title to the products being sold and 3) have the risks and rewards of ownership such as retaining the risk for collection. If these criteria have not been met, revenue is recognized net of related direct costs.

Revenue arrangements through our resellers that involve Infor contracting directly with an end user follow the same revenue recognition rules as our direct sales business. Revenue arrangements which involve Infor contracting directly with a reseller are generally recognized when the reseller purchases a product for resale to an identified end user provided that all other revenue recognition criteria have been met.

We enter into multiple element arrangements for software and software related products and services, which may include software licenses, product updates and support and/or implementation and consulting services agreements. Revenue is allocated to undelivered elements based upon their fair value as determined by vendor-specific objective evidence (VSOE). VSOE of fair value for the elements in an arrangement reflects the price charged when the undelivered element is sold separately.

We generally do not have VSOE of fair value for software license fees as software licenses are typically not sold separately from product updates and support. Since the fair value of a delivered element (license) has not been established, the residual method is used to record license revenue when VSOE of fair value of all undelivered elements is determinable. Under the residual method, the VSOE of fair value of an undelivered element (product updates and support and/or services) is deferred and the remaining portion of the fee is allocated to the delivered element (license) and is recognized as revenue in accordance with the provisions of ASC 985-605. In instances where VSOE of fair value of one or more of the undelivered elements is not established, license revenue is recognized ratably over the term of the arrangement once all other services have been delivered and one undelivered element remains.

Certain software products are offered as term based license arrangements where the customer has the right to use the software for a specified period of time. Under these arrangements, license fees for multi-year term licenses can either be recognized up front when product updates and support obligations are charged separately and the product updates and support renewal rate and term are considered substantive, or are recognized ratably over the term of the underlying arrangement if the product updates and support renewal rate and term are not considered to be substantive.

For customer arrangements that include software license fees, implementation and/or other consulting services, the portion of the fees related to software licenses is generally recognized when delivered, as the implementation and consulting services typically qualify for separate recognition. The significant factors considered in determining whether the elements constitute multiple units of accounting for revenue recognition purposes include: 1) the nature of the services and consideration of whether the services are essential to the functionality of the licensed product, 2) degree of risk related to delivering the services, 3) availability of comparable services from other vendors, 4) timing of payments and 5) impact of milestones or acceptance criteria on the recognition of the software license fee. The portion of the fees related to implementation and other consulting services is recognized as such services are performed. If there is a significant uncertainty about the project completion or receipt of payment for the services, revenues are deferred until the uncertainty is sufficiently resolved. If it is determined that the services are not separable from the arrangement for revenue recognition purposes, the license fees and services are recognized using contract accounting either on a percentage of completion basis, measured by the percentage of labor hours incurred to date to estimated total labor hours for each contract, or on a completed contract basis when dependable estimates are not available. Contract accounting is applied to any arrangements: 1) that include milestones or customer-specific acceptance criteria that may affect collection of the software license fees; 2) where services include significant modification or customization of the software; or 3) where the software license payment is tied to the performance of consulting services.

We also enter into multiple element arrangements that may include a combination of our various software-related and non-software related products and services offerings including software licenses, SaaS subscriptions, product updates and support, consulting services, education and hosting services. Each element within a non-software multiple element arrangement is accounted for as a separate unit of accounting provided the following criteria of ASC 605-25 are met: 1) the delivered item or items have value to the customer on a standalone basis, and 2) if the arrangement includes a general right to return relative to the delivered item, delivery or performance of the undelivered items is considered probable and substantially in our control. We consider a deliverable to have standalone value if the product or service is sold separately by Infor or another vendor or could be resold by the customer. In such arrangements, we first allocate the total arrangement consideration based on the relative selling prices of the software group of elements as a whole and to the non-software elements. We then further allocate consideration within the software group to the respective elements within that group following the guidance in ASC 985-605 and our policies as described above. For the non-software group, revenue is then allocated to each element using a selling price hierarchy; VSOE if available, third-party evidence (TPE) if VSOE is not available, or best estimate of selling price (BESP) if neither VSOE nor TPE are available.

To determine the selling price in non-software multiple-element arrangements, we establish VSOE of selling prices, as described earlier, to the extent possible.  We establish TPE by evaluating similar and interchangeable competitor products or services in standalone arrangements with similarly situated customers. If we are unable to determine the selling price because VSOE or TPE is unavailable, BESP is determined for the purposes of allocating the arrangement. The objective of BESP is to determine the price at which the vendor would transact if the deliverable were sold by the vendor regularly on a standalone basis. Infor determines BESP for its offerings by considering many factors, including, but not limited to, geographies, market conditions, competitive landscape, internal costs, gross margin objectives and pricing practices.

Product Updates and Support Fees

Product updates and support fees entitle the customer to receive, for an agreed upon period, unspecified product upgrades (when and if available), release updates, regulatory updates and patches, as well as support services including access to technical information and technical support staff. The term of product updates and support services is typically twelve months. The product updates and support fees are recorded as product updates and support fees revenue and recognized ratably over the term of the agreement. Revenues for product updates and support that are bundled with license fees are deferred based on the VSOE of fair value of the bundled product updates and support and recognized over the term of the agreement.

Consulting Services and Other Fees

We also provide software-related services, including systems implementation and integration services, consulting, training, custom modification and application managed services. Consulting services are usually separately priced and are generally not essential to the functionality of our software products. Consulting services are generally provided under time and materials contracts and revenues are recognized as the services are provided. However, when we enter into arrangements with a fixed-fee or a maximum-fee basis where services are not considered essential to the functionality of the software, revenue is recognized based upon a proportionate performance method. When we enter into arrangements where services are considered essential to the functionality of the software, revenue is recognized based upon a percentage of completion method. Under this method, revenue is recognized based upon labor hours incurred as a percentage of total estimated labor hours to complete the project. Provisions for estimated losses on incomplete contracts are made in the period in which such losses are determined. Revenues for consulting services that are bundled with license fees are deferred based on the VSOE of fair value of the bundled services and recognized when the services are performed.

Consulting services and other fees also include education and hosting services. Hosted customers with perpetual licenses have the contractual right to take possession of the software at any time during the hosted period. The customer has the right to choose not to renew its hosting arrangement upon its expiration and can deploy the software internally or contract with another party unrelated to Infor to host the software. Customers can self-host and any penalties to do so are not significant. Accordingly, the portion of an arrangement allocated to the hosting element is recognized once the service begins and then ratably over the term of the hosting arrangement.

In accordance with the provisions set forth in ASC 605, we recognize amounts associated with reimbursements from customers for out-of-pocket expenses as revenue on a gross basis. Such amounts have been classified as consulting services and other fees.

Deferred Revenues

Deferred revenues represent amounts billed or payments received from customers for software licenses, SaaS subscriptions, product updates and support and/or services in advance of recognizing revenue or performing services. We defer revenues for any undelivered elements, and recognize revenues when the product is delivered or over the period in which the service is performed, in accordance with its revenue recognition policy for such elements. Product updates and support is normally billed quarterly or annually in advance of performing the service.

Deferred Costs

Commissions payable to our direct sales force and independent affiliates who resell our software products, as well as royalties payable to third-party software vendors, are recorded when a sale is completed or cash received, which coincides with the timing of revenue recognition in most cases. When revenue is recognized ratably over time, related commissions and royalties are deferred and amortized over the same period as the recognition of the revenue.

Collectability

We assess the probability of collection based upon several factors including 1) third-party credit agency information, 2) customer financial statements and/or 3) customer payment history. We typically do not provide for payment terms in excess of six months. Certain customer arrangements are recognized upon collection due to their specific collection history.

Business Combinations

Business Combinations

We account for acquisitions in accordance with ASC 805, Business Combinations. ASC 805 requires recognition of the assets acquired and the liabilities assumed separately from goodwill, generally at their acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of consideration transferred over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. While best estimates and assumptions are used as a part of the purchase price allocation process to accurately value assets acquired and liabilities assumed at the acquisition date, estimates are inherently uncertain and subject to refinement. As a result, during the measurement period, which may be up to one year from the acquisition date, adjustments are recorded to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period or final determination of the values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded in our results of operations.

The provisions of ASC 805 also require that:

•the direct transaction costs associated with the business combination are expensed as incurred; and

•any changes in estimates associated with income tax valuation allowances or uncertain tax positions after the measurement period are generally recognized as income tax expense with application of this policy also applied prospectively to all business combinations regardless of the acquisition.

For a given acquisition, certain pre-acquisition contingencies are generally identified as of the acquisition date and may extend the review and evaluation of these pre-acquisition contingencies throughout the measurement period (up to one year from the acquisition date) in order to obtain sufficient information to assess whether to include these contingencies as a part of the purchase price allocation and, if so, to determine the estimated amounts.

If it is determined that a pre-acquisition contingency (non-income tax related) is probable in nature and estimable as of the acquisition date, an estimate is recorded for such a contingency as a part of the preliminary purchase price allocation. We often continue to gather information for and evaluate our pre-acquisition contingencies throughout the measurement period and if changes are made to the amounts recorded or if additional pre-acquisition contingencies are identified during the measurement period, such amounts will be included in the purchase price allocation during the measurement period and, subsequently, in our results of operations.

In addition, uncertain tax positions and tax related valuation allowances assumed in connection with a business combination are initially estimated as of the acquisition date and are reevaluated with any adjustments to preliminary estimates being recorded to goodwill within the measurement period. Subsequent to the measurement period or the final determination of the tax allowance’s or contingency’s estimated value, changes to these uncertain tax positions and tax related valuation allowances impact the provision for income taxes in our Consolidated Statement of Operations and could have a material impact on our results of operations and financial position.

In connection with the purchase price allocations for our acquisitions, we estimate the fair value of product updates and support, SaaS subscription and service contract obligations assumed. The acquired deferred revenue is recognized at fair value to the extent it represents a legal obligation assumed by Infor. We consider post-contract support (PCS) obligations/services in their entirety, SaaS subscription contracts and service contracts to be legal obligations of the acquired entity. PCS arrangements of acquired entities typically include unspecified product upgrades (when and if available), release updates, regulatory updates and patches, as well as support including access to technical information and technical support staff. SaaS subscription arrangements of acquired entities provide access to product functionality through a hosted environment and other services.  We consider PCS and SaaS subscription arrangements to be separate elements when determining the legal obligations assumed from the acquired entity. We expect to fulfill each underlying obligation element of these arrangements. The estimated fair values of these PCS arrangements, SaaS subscription contracts and service contracts are determined utilizing a top-down approach. The top-down approach relies on market indicators of expected revenue for any obligation yet to be delivered with appropriate adjustments. Conceptually, we start with the amount we would expect to receive in a transaction, less the estimated selling effort, which has already been performed, including an estimated profit margin on that selling effort.

We record receivables acquired in business combinations at their estimated fair market values. Subsequent changes to acquired receivables are reflected as changes in the provision for doubtful accounts included as a component of general and administrative expense in our Consolidated Statements of Operations.

The purchase agreements related to certain of our acquisitions may include provisions for the payment of additional cash consideration if certain future performance conditions are met.  These contingent consideration arrangements are to be recognized at their acquisition date fair value and included as part of the purchase price at the acquisition date.  The estimated fair value of these contingent consideration arrangements are classified as accrued liabilities or other long-term liabilities on our Consolidated Balance Sheets. As such, their fair value is remeasured each reporting period with any change in fair value being recognized in the applicable period’s results of operations and included in acquisition-related and other costs in our Consolidated Statements of Operations.

Restructuring

Restructuring

Costs to exit or restructure certain activities of an acquired company, or our internal operations, are accounted for as one-time termination and exit costs pursuant to ASC 420, Exit or Disposal Cost Obligations.  If acquisition related, they are accounted for separately from the business combination. Liabilities for costs associated with an exit or disposal activity are measured at fair value on our Consolidated Balance Sheet and recognized in our Consolidated Statement of Operations in the period in which the liability is incurred. In the normal course of business, Infor may incur restructuring charges related to personnel which are accounted for in accordance with ASC 712, Compensation—Nonretirement Postemployment Benefits. These restructuring charges represent severance associated with redundant positions. When estimating the fair value of facility restructuring activities, assumptions are applied regarding estimated sub-lease payments to be received, which can differ materially from actual results. This may require revision of initial estimates which may materially affect our results of operations and financial position in the period the change in estimate occurs. See Note 11, Restructuring Charges.

We estimate the amounts of these costs based on our expectations at the time the charges are taken and we reevaluate the remaining accruals at each reporting date based on current facts and circumstances. If our estimates or expectations change because we are subjected to contractual obligations or negotiations we did not anticipate, we choose to further restructure our operations, or there are other costs or changes we did not foresee, we adjust the restructuring accruals in the period that our estimates change. Such changes are recorded as increases or decreases to restructuring costs in our Consolidated Statements of Operations.

Accounts Receivable

Accounts Receivable

Accounts receivable are comprised of gross amounts invoiced to customers and accrued revenue, which represents earned but unbilled revenue at the balance sheet date. The gross amount invoiced includes pass-through taxes and fees, which are recorded as liabilities at the time they are billed. We offset our accounts receivable and deferred revenue for invoices for which the maintenance period has not started as of the balance sheet date.

Allowances For Doubtful Accounts, Cancellations and Billing Adjustments

Allowances for Doubtful Accounts, Cancellations and Billing Adjustments

We have established an allowance for estimated billing adjustments and an allowance for estimated amounts that will not be collected. We record provisions for billing adjustments as a reduction of revenue and provisions for doubtful accounts as a component of general and administrative expense in our Condensed Consolidated Statements of Operations.

The following is a rollforward of our allowance for doubtful accounts:

(in millions)
Balance, April 30, 2015	$11.9
Provision	5.2
Write-offs and recoveries	(4.8)
Currency translation effect	(0.3)
Balance, October 31, 2015	$12.0

Allowances for Doubtful Accounts, Cancellations and Billing Adjustments

We have established an allowance for estimated billing adjustments and an allowance for estimated amounts that will not be collected. We record provisions for billing adjustments as a reduction of revenue and provisions for doubtful accounts as a component of general and administrative expense in our Consolidated Statements of Operations. We review specific accounts, including significant accounts with balances past due over 90 days, for collectability based on circumstances known at the date of the financial statements. In addition, we maintain reserves based on historical billing adjustments and write-offs. These estimates are reviewed periodically and consider specific customer situations, historical experience and write-offs, customer credit-worthiness, current economic trends and changes in customer payment terms. A considerable amount of judgment is required in assessing these factors. If the factors utilized in determining the allowance do not reflect future performance, a change in the allowance would be necessary in the period such determination is made which would affect future results of operations. Accounts receivable are charged off against the allowance when we determine it is probable the receivable will not be recovered.

Sales Allowances

Sales Allowances

We do not generally provide a contractual right of return. However, in the course of arriving at practical business solutions to various claims arising from the sale of our products and delivery of our solutions, we have allowed for sales allowances. We record a provision against revenue for estimated sales allowances on license and consulting revenues in the same period the related revenues are recorded or when current information indicates additional allowances are required. The balance of our sales reserve is reflected in deferred revenue on our Condensed Consolidated Balance Sheets.

The following is a rollforward of our sales reserve:

(in millions)
Balance, April 30, 2015	$7.3
Provision	4.2
Write-offs	(3.0)
Balance, October 31, 2015	$8.5

Sales Allowances

We do not generally provide a contractual right of return. However, in the course of arriving at practical business solutions to various claims arising from the sale of our products and delivery of our solutions, we have allowed for sales allowances. We record a provision against revenue for estimated sales allowances on license and consulting revenues in the same period the related revenues are recorded or when current information indicates additional allowances are required. These estimates are based on historical experience determined by analysis of claim activities, specifically identified customers and other known factors. If the historical data utilized does not reflect expected future performance, a change in the allowances would be recorded in the period such determination is made affecting current and future results of operations. The balance of our sales reserve is reflected in deferred revenue on our Consolidated Balance Sheets.

Following is a rollforward of our sales reserve:

(in millions)
Balance, May 31, 2012	$9.6
Provision	4.8
Write-offs	(4.3)
Currency translation effect	0.6
Balance, May 31, 2013	10.7
Provision	4.6
Write-offs	(7.6)
Currency translation effect	0.2
Balance, May 31, 2014	7.9
Provision	7.4
Write-offs	(7.3)
Currency translation effect	(0.7)
Balance, April 30, 2015	$7.3

Property and Equipment

Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method based upon the estimated useful lives of the assets. Leasehold improvements are amortized over the lesser of their estimated useful lives or the remaining term of the leases to which they relate. Repair and maintenance costs are expensed as incurred if they do not increase the life or productivity of the related capitalized asset. Assets acquired under capital leases are included in property and equipment with corresponding depreciation included in accumulated depreciation. Capital leases are amortized on a straight-line basis over the lesser of the estimated useful life of the respective assets, or the term of the capital lease.

We have asset retirement obligations accounted for under the provisions of ASC 410-20, Asset Retirement and Environmental Obligations—Asset Retirement Obligations, primarily related to certain leased facilities in Europe. We record the asset retirement obligation and a corresponding leasehold improvement which is depreciated over the expected term of the lease. Subsequent to initial recognition, we record period-to-period changes in the asset retirement obligations liability resulting from the passage of time to general and administrative expense and revisions to either the timing or the amount of the original expected cash flows to the related assets. See Note 8, Property and Equipment, for details of the asset retirement obligations amounts.

Gains or losses are reflected in results of operations upon retirement or sale of property and equipment. Property and equipment is reviewed for impairment when circumstances indicate that the carrying value of the property and equipment may not be recoverable. We did not recognize any impairment charges for property and equipment during fiscal 2015, 2014 and 2013.

Lease Obligations

Lease Obligations

We recognize lease obligations with scheduled rent increases over the terms of the leases on a straight-line basis in accordance with FASB guidance related to operating leases. Accordingly, the total amount of base rentals over the term of our leases is charged to expense using a straight-line method, with the amount of rental expense in excess of lease payments recorded as a deferred rent liability. As of April 30, 2015 and May 31, 2014, we had total deferred rent liabilities of $23.7 million and $16.9 million, respectively. The current and non-current portions of our deferred rent liabilities are included in accrued expenses and other long-term liabilities, respectively, on our Consolidated Balance Sheets.  We also recognize capital lease obligations and record the underlying assets and liabilities on our Consolidated Balance Sheets. See Note 14, Commitments and Contingencies - Leases.

Contingencies-Litigation Reserves

Contingencies—Litigation Reserves

We provide for contingent liabilities, including those related to litigation matters, in accordance with ASC 450, Contingencies. Pursuant to this guidance, a loss contingency is charged to income when it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. We disclose in the notes to our financial statements those loss contingencies that do not meet both conditions if there is a reasonable possibility that a loss may have been incurred. We do not record gain contingencies until they are realized. We expense all legal costs to resolve regulatory, legal, tax, or other matters in the period incurred.

We review the status of each significant matter to assess our potential financial exposure at each reporting date. If a potential loss is considered probable and the amount can be reasonably estimated as defined by the guidance related to accounting for contingencies, we reflect the estimated loss in our results of operations. Significant judgment is required to determine the probability that a liability has been incurred and whether such liability can be reasonably estimated. Because of uncertainties related to these matters, accruals are based on the best information available to us at that time. Further, estimates of this nature are highly subjective, and the final outcome of these matters could vary significantly from the amounts that have been included in our Consolidated Financial Statements. As additional information becomes available, we reassess the potential liability related to any pending claims and litigation and may revise our estimates accordingly. Such revisions in the estimates of the potential liabilities could have a material impact on our future results of operations, financial position and cash flows. See Note 14, Commitments and Contingencies – Litigation.

Software Development Costs

Software Development Costs

Expenditures for software research and development consist primarily of salaries, employee benefits, related overhead costs, and consulting fees associated with product development, testing, quality assurance, documentation, enhancements and upgrades for existing customers under maintenance. We apply ASC 985-20, Software—Costs of Software to Be Sold, Leased, or Marketed, in analyzing our software development costs. ASC 985-20 requires the capitalization of certain software development costs subsequent to the establishment of technological feasibility for a software product in development. Research and development costs associated with establishing technological feasibility are expensed as incurred. Based on our software development process, technological feasibility is established upon the completion of a working model. Costs capitalized in accordance with ASC 985-20 for the completion of work between the time of technological feasibility and the point at which the software is ready for general release were $4.2 million, $4.4 million and $3.2 million in fiscal 2015, 2014 and 2013, respectively. Amortization expense for assets capitalized totaled $3.6 million, $3.5 million and $2.7 million for fiscal 2015, 2014 and 2013, respectively. Unamortized costs capitalized totaled $4.5 million and $3.9 million as of April 30, 2015, and May 31, 2014, respectively.

We begin amortizing capitalized software development costs once a product is available for general release. Amortization of capitalized software development costs and acquired technology is recognized based upon the greater of 1) the ratio of current revenues to total anticipated product revenues, or 2) the amount computed on a straight-line basis with reference to the product’s expected useful life. At least annually, we perform a net realizable value analysis and the amount by which unamortized software development costs exceed the net realizable value, if any, is recognized as expense in the period it is determined. Amortization expense associated with capitalized software development costs and acquired technology is recorded as a component of amortization of intangible assets and depreciation in our Consolidated Statements of Operations.

We apply ASC 350-40, Intangibles—Goodwill and Other—Internal Use Software, in review of certain systems projects. These systems projects generally relate to software we do not intend to sell or otherwise market. In addition, we apply this guidance to our review of development projects related to software used exclusively for our SaaS subscription offerings.  In these reviews, all costs incurred during the preliminary project stages are expensed as incurred. Once the projects have been committed to and it is probable that the projects will meet functional requirements, expenses are capitalized. These capitalized software costs are amortized on a project-by-project basis over the expected economic life of the underlying product on a straight-line basis, which is typically two to seven years. Amortization commences when the software is available for its intended use. During fiscal 2015 and 2014 we capitalized approximately $4.1 million and $0.9 million, respectively, related to internal use software and recorded approximately $0.7 million and $0.4 million in related amortization expense.  For fiscal 2013, the amounts capitalized for internal use software were not significant and the amortization expense for assets capitalized was insignificant.

Intangible Assets

Intangible Assets

Intangible assets represent customer contracts and relationships, acquired technology and trade names obtained in connection with acquisitions. These intangible assets, other than acquired technology, are being amortized using either straight-line or accelerated amortization over their estimated useful lives, ranging from twelve months to twenty years. The accelerated amortization method is used should the realization of the economic value of the asset be deemed to have characteristics that more closely match an accelerated amortization methodology, as may exist principally with customer relationships. In those cases, the asset is amortized proportionally based upon the annual proportion of economic value contributed as it relates to the asset’s total economic value. Acquired technology is amortized at the greater of straight-line or the ratio that current gross revenues for a product bear to the total of current and anticipated future gross revenues for that product. See Note 9, Intangible Assets.

The carrying amount of intangible assets are reviewed whenever circumstances arise that indicate the carrying amount of an asset may not be recoverable, also known as a “triggering event.” The carrying value of these assets is compared to the undiscounted future cash flows the assets are expected to generate. If the asset is considered to be impaired, the carrying value is compared to the fair value and this difference is recognized as an impairment loss. We have not recognized a loss from impairment of intangible assets during fiscal 2015, 2014 or 2013.

Goodwill

Goodwill

Goodwill represents the excess of consideration transferred over the fair value of net tangible and intangible assets acquired and liabilities assumed in a business combination. Goodwill amounts are not amortized, but rather are evaluated for potential impairment on an annual basis unless circumstances indicate the need for impairment testing between the annual tests. The judgments regarding the existence of impairment indicators are based on legal factors, market conditions, and operational performance, among other things.

Annual testing for goodwill impairment may begin with a qualitative comparison of our reporting units’ fair value to their carrying value to determine if it is more-likely-than-not that the fair value is less than the carrying value and thus whether any further impairment tests are necessary. Further testing for goodwill impairment is a two-step process. The first step screens for potential impairment, and if there is an indication of possible impairment, the second step must be completed to measure the amount of impairment loss, if any. The first step of the goodwill impairment test used to identify potential impairment compares the fair value of a reporting unit with the carrying value of its net assets. If the fair value of the reporting unit is less than the carrying value of the reporting unit, the second step of the goodwill impairment test would be performed to measure the amount of impairment loss we would be required to record, if any. The second step, if required, would compare the implied fair value of our recorded goodwill with the current carrying amount. If the implied fair value of our goodwill is less than the carrying value, an impairment charge equal to the difference would be recorded as a charge to our operations.

We believe that our reportable segments are also representative of our reporting units for purposes of our goodwill impairment testing. We allocate our goodwill to each of these reporting units based upon their relative fair values. For purposes of allocating our recorded goodwill to our reporting units, we estimated their fair values using a combination of an income approach (discounted cash flow method) and a market approach (market transaction method).

We conduct our annual impairment test in the second quarter of each fiscal year, as of September 30. The results of the annual tests performed in fiscal 2015, 2014 and 2013 indicated no impairment of goodwill.  See Note 4, Goodwill.

Deferred Financing Fees

Deferred Financing Fees

Deferred financing fees, net of amortization, related to our term loans and senior notes are reflected on our Consolidated Balance Sheets as a direct reduction in the carrying amount of our long-term debt.  In addition, deferred financing fees, net of amortization, related to our revolving credit facility are included in other assets. Deferred financing fees include direct financing fees, bank origination fees, amendment fees, legal and other fees incurred in obtaining and/or amending term and facility debt obligations. These deferred costs are being amortized using the effective interest method over the expected life of the related debt obligation and such amortization is included in interest expense, net in our Consolidated Statements of Operations. In fiscal 2015, 2014 and 2013, we capitalized significant deferred financing fees related to refinancing our senior notes and amending and obtaining new term debt under our credit arrangements, and we wrote off certain unamortized deferred financing fees in conjunction with these financing activities. See Note 12, Debt—Deferred Financing Fees.

Derivative Financial Instruments

Derivative Financial Instruments

In accordance with ASC 815, Derivatives and Hedging, we record derivative instruments on our Consolidated Balance Sheets as assets or liabilities at their fair value. Changes in their fair value are recognized currently in our results of operations in other (income) expense, net on our Consolidated Statements of Operations unless certain specific hedge accounting criteria are met. These criteria include among other things that we formally document, designate and assess the effectiveness of transactions that receive hedge accounting treatment. For derivative instruments that are designated and qualify as hedging instruments, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative instrument representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.  The unrealized gains (losses) resulting from changes in the fair value of the derivative instruments are reflected as a component of stockholders’ deficit in accumulated other comprehensive income (loss) on our Consolidated Balance Sheets. Cash inflows or outflows associated with the derivative instruments are included in cash flows from operating activities on our Consolidated Statements of Cash Flows, as are the related interest payments.

We use interest rate swaps to limit our exposure to interest rate risk by converting the interest payments on variable rate debt to fixed rate payments.  Interest rate swap agreements are contracts to exchange floating rate for fixed interest payments periodically over the life of the agreements without the exchange of the underlying notional debt amounts. These cash flow hedges are typically designated as accounting hedges until the time the underlying hedged instrument changes. Individual swaps are designated as hedges of our variable rate debt.  The periodic settlement of our interest rate swaps will be recorded as interest expense in our Consolidated Statements of Operations.  We entered into the interest rate swaps for hedging purposes only and not for trading or speculation.

We are exposed to certain credit-related risks in the event of non-performance by the counterparties to our derivative financial instruments.  The credit risk is limited to unrealized gains related to our derivative instruments in the case that any of the counterparties fail to perform as agreed under the terms of the applicable agreements. To mitigate this risk, we only enter into agreements with counterparties that have investment-grade credit ratings.

The additional disclosures regarding derivatives are included below under Comprehensive Income (Loss) and in Note 5, Fair Value, and Note 15, Derivative Financial Instruments.

Foreign Currency

Foreign Currency

The functional currency of our foreign subsidiaries is typically the applicable local currency. The translation from the respective foreign currencies to United States Dollars (U.S. Dollar) is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for income statement accounts using a weighted average exchange rate during the applicable period. Gains or losses resulting from such translation are included as a separate component of accumulated other comprehensive income. Gains or losses resulting from foreign currency transactions are included in foreign currency gain or loss except for the effect of exchange rate fluctuations on long-term intercompany transactions considered to be a long-term investment, which are accumulated and credited or charged to other comprehensive income.

Transaction gains and losses are recognized in our results of operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date. We recognized a net foreign exchange loss of $10.8 million and a net foreign exchange gain of $2.0 million for the three months ended October 31, 2015 and 2014, respectively.  In the first six months of fiscal 2016 and 2015, we recognized net foreign currency exchange gains of $26.1 million and $34.0 million, respectively. The foreign currency exchange gains and losses are included as a component of other (income) expense, net, in the accompanying Condensed Consolidated Statements of Operations.

Certain foreign currency transaction gains and losses are generated from our intercompany balances that are not considered to be long-term in nature and will be settled between subsidiaries. These intercompany balances are a result of normal transfer pricing transactions among our various operating subsidiaries, as well as certain loans initiated between subsidiaries. We also recognize transaction gains and losses from revaluing our debt denominated in Euros and held by subsidiaries whose functional currency is the U.S. Dollar. See Note 11, Debt.

Foreign Currency

The functional currency of our foreign subsidiaries is typically the applicable local currency. The translation from the respective foreign currencies to U.S. Dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for income statement accounts using a weighted average exchange rate during the period. Gains or losses resulting from such translation are included as a separate component of accumulated other comprehensive income. Gains or losses resulting from foreign currency transactions are included in foreign currency income or loss except for the effect of exchange rates on long-term inter-company transactions considered to be a long-term investment, which are accumulated and credited or charged to other comprehensive income.

Transaction gains and losses are recognized in our results of operations based on the difference between the foreign exchange rates on the transaction date and on the reporting date. We recognized a net foreign exchange gain of $66.7 million, a net foreign exchange gain of $62.7 million, and a net foreign exchange loss of $99.3 million in fiscal 2015, 2014 and 2013, respectively. The foreign currency exchange gains and losses are included as a component of other (income) expense, net, in the accompanying Consolidated Statements of Operations.

Certain foreign currency transaction gains and losses are generated from our intercompany balances that are not considered to be long-term in nature that will be settled between subsidiaries. These intercompany balances are a result of normal transfer pricing transactions among our various operating subsidiaries, as well as certain loans initiated between subsidiaries. We also recognize transaction gains and losses from revaluing our debt denominated in Euros and held by subsidiaries whose functional currency is the U.S. Dollar. See Note 12, Debt.

Highly Inflationary Accounting – Venezuela

Since 2010, the economy in Venezuela has been determined to be highly inflationary and accordingly, we have applied highly inflationary accounting.   As a result, our Venezuelan operations have had a functional currency of U.S. Dollars since that time.  Our monetary assets and liabilities denominated in Venezuelan Bolivars (BsF) have been remeasured into U.S. Dollars at each balance sheet date at the exchange rate at which such balances could be settled with the impact of Venezuelan currency fluctuations being reported in our results of operations.

Prior to January 2014, we utilized the official fixed exchange rate for the BsF as established by the Venezuelan National Foreign Trade Center (the CENCOEX rate) of 6.30 BsF to $1.00 to remeasure our Venezuelan operations into U.S. Dollars, our reporting currency.  In January 2014, the Venezuelan government established a variable foreign exchange rate which was applicable for use in settling certain operations including those of Infor. This foreign exchange mechanism is called the “Complimentary System of Foreign Currency Acquirement” (SICAD1).  In March 2014, the Venezuelan government established an additional variable foreign exchange rate (SICAD2) which was applicable to all industry sectors and all transaction types.

Most recently, in February 2015, the Venezuelan government created a new three-tier exchange rate regime by introducing a new exchange rate mechanism, the Marginal Currency System (SIMADI), which allows foreign currency exchange rates to be set by free market transactions, and combining the SICAD1 and SICAD2 rates.  Per the new system, the first tier, the official CENCOEX rate, is unchanged at 6.30 BsF to $1.00 for preferential goods. The second tier is the combined government regulated SICAD rate, currently 12.0 BsF to $1.00 for non-essential goods. The SIMADI rate is the third tier for both individuals and entities to use with fewer restrictions than the other foreign exchange mechanisms in Venezuela (CENCOEX and SICAD).

Beginning in fiscal 2014, we used the variable SICAD1 and SICAD2 rates, rather than the official fixed CENCOEX rate, to remeasure our Venezuelan operations into U.S. Dollars. As of February 2015, we began using the variable SIMADI rate. The SIMADI rate as of our fiscal year ended April 30, 2015, was 198.3 BsF to $1.00, and the SICAD2 rate as of May 31, 2014, was 50.0 BsF to $1.00.  As a result of the changes in the BsF exchange rates utilized to remeasure our Venezuelan operations during fiscal 2015 and 2014, we recorded foreign currency transaction losses of approximately $0.5 million and $2.2 million, respectively.

As of April 30, 2015 and May 31, 2014, our net monetary assets denominated in BsF were not significant and consisted primarily of cash and accounts receivable, partially offset by income taxes payable. We plan to use the SIMADI rate to remeasure our Venezuelan operations into U.S. Dollars in the future, but we will continue to monitor and assess the proper exchange rate to use for remeasurement purposes.

Comprehensive Income (Loss)

Comprehensive Income (Loss)

Comprehensive income (loss) is the change in equity of a business enterprise from non-stockholder transactions impacting stockholders’ deficit that are not included in the statement of operations and are reported as a separate component of stockholders’ deficit. Other comprehensive income (loss) includes the change in foreign currency translation adjustments, changes in defined benefit plan obligations, and unrealized gain (loss) on derivative instruments.

We report accumulated other comprehensive income (loss) as a separate line item in the stockholders’ deficit section of our Consolidated Balance Sheets. We report the components of comprehensive income (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Total accumulated other comprehensive income (loss) and its components were as follows for the periods indicated:

	Foreign Currency Translation	Funded Status of Defined Benefit	Derivative Instruments Unrealized	Accumulated Other Comprehensive
(in millions)	Adjustment	Pension Plan (1)	Gain (Loss) (2)	Income (Loss)
Balance, May 31, 2013	$98.9	$(8.9)	$-	$90.0
Other comprehensive income (loss)	(32.9)	1.5	(9.9)	(41.3)
Balance, May 31, 2014	66.0	(7.4)	(9.9)	48.7
Other comprehensive income (loss)	(277.5)	(8.9)	(2.9)	(289.3)
Balance, April 30, 2015	$(211.5)	$(16.3)	$(12.8)	$(240.6)

(1) Funded status of defined benefit pension plan is presented net of tax benefit of $4.6 million, $2.5 million and $2.8 million as of April 30, 2015, May 31, 2014 and 2013, respectively.

(2) Derivative instruments unrealized gain (loss) is presented net of tax benefit of $1.8 million and $6.2 million as of April 30, 2015, and May 31, 2014, respectively.

The components of other comprehensive income (loss), including amounts reclassified out of accumulated other comprehensive income (loss), were as follows for the periods indicated:

(in millions)	Before-Tax	Income Tax (Expense) Benefit	Net-of-Tax
Fiscal 2015 (11 months)
Foreign currency translation adjustment	$(277.5)	$-	$(277.5)
Change in funded status of defined benefit plans	(10.5)	2.1	(8.4)
Derivative instruments unrealized loss	(5.7)	1.8	(3.9)
Reclassification adjustments:
Amortization of net actuarial gains and losses - defined benefit plans (1)	(0.3)	-	(0.3)
Amortization of prior service cost - defined benefit plans (1)	(0.2)	-	(0.2)
Amortization of derivative instruments unrealized loss	1.0	-	1.0
Other comprehensive income (loss)	$(293.2)	$3.9	$(289.3)

Fiscal 2014 (12 months)
Foreign currency translation adjustment	$(32.9)	$-	$(32.9)
Change in funded status of defined benefit plans	4.3	(0.3)	4.0
Derivative instruments unrealized loss	(16.1)	6.2	(9.9)
Reclassification adjustments:
Amortization of net actuarial gains and losses - defined benefit plans (1)	(0.6)	-	(0.6)
Amortization of prior service cost - defined benefit plans (1)	(1.9)	-	(1.9)
Other comprehensive income (loss)	$(47.2)	$5.9	$(41.3)

Fiscal 2013 (12 months)
Foreign currency translation adjustment	$126.5	$-	$126.5
Change in funded status of defined benefit plans	1.5	0.6	2.1
Reclassification adjustments:
Amortization of net actuarial gains and losses - defined benefit plans (1)	(0.3)	-	(0.3)
Amortization of prior service cost - defined benefit plans (1)	(0.2)	-	(0.2)
Other comprehensive income (loss)	$127.5	$0.6	$128.1

(1) Amounts reclassified out of accumulated other comprehensive income related to defined benefit plan adjustments were included in the respective categories of operating expenses in our Consolidated Statement of Operations.  These amounts were included as a component of our net periodic pension costs. See Note 19, Retirement Plans - Defined Benefit Plans, for additional detail.

Advertising Costs

Advertising Costs

We expense advertising costs as incurred. These costs are included in sales and marketing expense in our Consolidated Statements of Operations. For fiscal 2015, 2014 and 2013, advertising expenses were $15.9 million, $13.2 million and $11.4 million, respectively.

Concentration of Risk

Concentration of Risk

Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, marketable securities and trade receivables with customers. Cash and cash equivalents are generally held with a number of large, diverse financial institutions worldwide to reduce the amount of exposure to any single financial institution. We have implemented investment policies that limit purchases of marketable debt securities to investment grade securities. We do not require collateral to secure accounts receivable. Credit risk with respect to trade receivables is mitigated by credit evaluations performed on existing and prospective customers and by the diversification of our customer base across different industries and geographic areas. No one customer accounted for more than 10% of our consolidated trade accounts receivable balance at April 30, 2015 or May 31, 2014. In addition, no individual customer accounted for more than 10% of our consolidated revenues during fiscal 2015, 2014 or 2013.

A significant portion of our business is conducted in currencies other than the U.S. Dollar, the currency in which our financial statements are reported. Significant changes in these currencies, especially the Euro and the British Pound, relative to the U.S. Dollar could materially impact our revenue, operating results and financial position. During fiscal 2015, 2014 and 2013, we did not pursue hedging strategies to mitigate foreign currency exposure.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

We apply the provision of ASC 820, Fair Value Measurements and Disclosures, to our financial instruments that we are required to carry at fair value pursuant to other accounting standards, including derivative financial instruments. We have not applied the fair value option to those financial instruments that we are not required to carry at fair value pursuant to other accounting standards. The additional disclosures regarding fair value measurements are included in Note 5, Fair Value.

Income Taxes

Income Taxes

We utilize the asset and liability method of accounting for income taxes as set forth in ASC 740, Income Taxes. Under this method, we recognize deferred tax assets and liabilities for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured by applying enacted statutory tax rates that are applicable to the future years in which deferred tax assets or liabilities are expected to be settled or realized to the differences between the financial statements carrying amount and the tax bases of existing assets and liabilities. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in our results of operations in the period in which the tax rate change is enacted. The statement also requires a valuation allowance against net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets may not be realized. See Note 18, Income Taxes.

The provisions of ASC 740-10 contain a two-step approach to recognizing and measuring uncertain tax positions taken or expected to be taken in a tax return. The first step is to determine if the weight of available evidence indicates that it is more likely than not that the tax position will be sustained in an audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50.0% likely to be realized upon ultimate settlement. We recognize interest and penalties related to uncertain tax positions in (benefit) provision for income taxes in the accompanying Consolidated Statements of Operations.

The Company is included in the GGC Software Parent, Inc. consolidated federal income tax return.  The Company and its subsidiaries provided for income taxes under the separate return method, by which Infor, Inc. and its subsidiaries compute tax expense as though they file a separate tax return.  GGC Software Parent, Inc. entered into a Tax Allocation Agreement (the Tax Allocation Agreement) with the Company that was effective as of April 5, 2012.  The Tax Allocation Agreement sets forth the obligation of the Company and its domestic subsidiaries with regard to preparing and filing tax returns and allocating tax payments under the consolidated reporting rules of the Internal Revenue Code and similar state and local tax laws governing combined or consolidated filings.  The Tax Allocation Agreement provides that each domestic subsidiary that is a member of the consolidated, unitary or combined tax group will pay its share of the taxes of the group.  See Note 21, Related Party Transactions – Due to/from Affiliates.

Equity-Based Compensation

We account for equity-based payments, including grants of employee stock options, restricted stock and other equity-based awards, in accordance with ASC 718, Compensation—Stock Compensation, which requires that equity-based payments (to the extent they are compensatory) be recognized in our results of operations based on their fair values and the estimated number of securities we ultimately expect will vest. We utilize the Option-Pricing Method to estimate the fair value of our equity awards. All equity-based payments are based upon equity issued by a parent company of Infor, Inc. Pursuant to applicable FASB guidance related to equity-based awards, we have reflected equity-based compensation expense related to our parent company’s equity grants within our results of operations with an offset to additional paid-in capital.

Equity-Based Compensation

We account for equity-based payments, including grants of employee stock options, restricted stock and other equity-based awards, in accordance with ASC 718, Compensation—Stock Compensation, which requires that share-based payments (to the extent they are compensatory) be recognized in our results of operations based on their fair values and the estimated number of securities we ultimately expect will vest. All equity-based payments are based upon equity issued by a parent company of Infor. Pursuant to applicable FASB guidance related to equity-based awards, we have reflected stock compensation expense related to our parent companies’ equity grants within our results of operations with an offset to additional paid-in capital.

In fiscal 2012, Infor Enterprise Applications, LP (Infor Enterprise), an affiliate of the parent company of Infor, issued Class C units in conjunction with a voluntary share exchange program in which we offered certain Infor employees an opportunity to exchange all of their outstanding restricted shares, outstanding options to purchase restricted shares, and other management incentive unit awards granted to such employees under Infor and Infor Global Solutions’ and its predecessors’ various Share Purchase and Options Plans then owned by them and/or their Permitted Transferees (as defined under the various Share Purchase and Options Plans) for newly issued Class C units. The Class C units are non-voting ordinary units of Infor Enterprise. As a result, the majority of all outstanding equity awards other than the Class C units were cancelled during fiscal 2012. See Note 16, Share Purchase and Option Plans.

Certain stock options, restricted stock and other equity-based awards outstanding under our Share Purchase and Option Plans are subject to vesting and repurchase features that function as in-substance forfeiture provisions. These in-substance forfeiture provisions preclude recognition of compensation cost for accounting purposes until such repurchase features are removed upon an employee termination event or change in control as defined in the applicable plan agreement. No compensation expense is recognized until the repurchase features lapse.  For all other awards not subject to such repurchase features, the fair value of the equity-based awards is recorded as compensation expense over the applicable vesting periods.

We utilize the Option-Pricing Method to estimate the fair value of our parent company’s equity awards. This approach models the various classes of equity securities as a series of call options on our total equity.  The exercise prices of the call options are derived based on the distribution waterfall of the issuing entity.  Assumptions utilized under the Option–Pricing Method include: (a) stock price, derived from the estimated fair value of our parent company’s total equity, (b) time to expiration, derived from the expected time to a potential liquidity event, (c) risk- free interest rate, derived from the U.S. Treasury rate over the expected time to expiration, (d) expected dividend yield and (e) expected volatility of the total equity value.  The following is a summary of the weighted average assumptions used in estimating the fair value of equity awards granted in the periods indicated and the resulting fair values of such awards.

	11 Months Ended	Year Ended May 31,
	April 30, 2015	2014	2013
Expected term (years)	2.00	2.00	1.25
Risk-free interest rate	0.48%	0.35%	0.18%
Dividend yield	0.00%	0.00%	0.00%
Volatility	47.66%	50.00%	70.71%
Weighted average fair value per unit granted	$7.56	$7.29	$4.96

The following table presents equity compensation expense recognized in our Consolidated Statements of Operations, by category, for the periods indicated:

	11 Months Ended	Year Ended May 31,
(in millions)	April 30, 2015	2014	2013
Cost of software license fees and subscriptions	$0.2	$-	$-
Cost of product updates and support fees	0.5	0.4	-
Cost of consulting services and other fees	0.3	3.0	-
Sales and marketing	3.5	9.7	5.9
Research and development	3.7	8.1	5.3
General and administrative	7.3	7.5	2.8
Total	$15.5	$28.7	$14.0

Off-Balance Sheet Arrangements

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a material current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.